EXCLUSIVE LICENSE AGREEMENT
                           ---------------------------

     THIS EXCLUSIVE LICENSE AGREEMENT (hereinafter referred to as the "License Agreement"), effective on October 12, 2005, by and between WATAIRE INDUSTRIES, INC. (the "Licensor"), and INTERNATIONAL DEVELOPMENT CORP. (the "Licensee").
                              W I T N E S S E T H :
                              - - - - - - - - - -
     WHEREAS, the Licensor has developed and is the owner of certain processes and products relating to the technology-based water generation and purification; and
     WHEREAS, the Licensor is the owner of certain Patents, hereinafter defined, on technology-based water generation and purification; and
     WHEREAS, Licensee desires to obtain the exclusive right to distribute and sell the aforesaid water generation and purification products in the United States of America, as set forth in this License Agreement; and
     WHEREAS, Licensor desires to grant to Licensee such exclusive license, as set forth in this License Agreement;
     NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------
     Each of the following terms shall, wherever found in this License Agreement, be used and understood in accordance with the corresponding definition below:
     1.1  "Territory"  shall  mean  the  United  States  of  America.
     1.2 "Water Generation and Purification Technology" shall mean any product developed by Licensor, or with the assistance or at the direction of Licensor, whether developed prior to or subsequent to the Effective Date of this License Agreement, including any process for water generation and purification, any equipment for generating or purifying water, and any apparatus and


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
methods which may be used by the Licensor in its business of water generation and purification.
     1.3 "Patents" shall mean any patents and patent applications on Water Generation and Purification Technology and/or any divisions, continuations-in-part, applications or reissues thereof, and all United States and Foreign Letters Patents issued upon any such patent applications.
     1.4 "Know-How" and "Information" shall mean all of the technical know-how, information, processes, formulas, and preparation and usage information on materials and sources thereof, directly or indirectly related to the production process for the Licensed Products, including without limitation, mechanical, chemical, engineering, and other scientific and practical information and formulas, and technical information such as clinical data, drawings, specifications, notes, models, records, and other writings; all such Know-How and Information shall be used or practiced or be capable of being used or practiced for the development and use of the Water Generation and Purification Technology and/or any Improvements thereon.
     1.5 "Improvement" shall mean any modifications or changes to the Water Generation and Purification Technology.
     1.6 "Licensed Products" shall mean all products of manufacture which embody, employ, or include the Water Generation and Purification Technology, and all parts and components thereof; provided that Licensed Products shall specifically not include services performed in association with the Water Generation and Purification Technology. Any of such Licensed Products may also be referred to individually and shall be termed "Licensed Product".
     1.7 "Effective Date" shall mean October 12, 2005, which is the day on which this License Agreement shall become effective.

                                   ARTICLE II
                                   ----------
                           GRANT OF EXCLUSIVE LICENSE
                           --------------------------
     2.1 Licensor grants to Licensee a perpetual, exclusive license to distribute the Licensed Product and, subject to the terms of Article V, the Improvements ("License") throughout the Territory.
     2.2 The License granted herein shall specifically include the right of the Licensee to grant sublicenses to others throughout the Territory; provided however, that any sublicense granted by Licensee shall not be inconsistent with the terms of this License Agreement.

                                   ARTICLE III
                                   -----------
                             ASSISTANCE BY LICENSOR
                             ----------------------
     3.1 Within ten (10) days after execution of this License Agreement, Licensor shall supply to Licensee, at Licensee's principal office in Buffalo, New York without expense to Licensee, all materials, know-how and written information related to the Water Generation and Purification Technology not previously delivered.
     3.2 For a period of six months after the Effective Date hereof, Licensor shall use its best efforts to develop and assist Licensee in developing effective marketing techniques for Licensed Products.

                                   ARTICLE IV
                                   ----------
                                  CONSIDERATION
                                  -------------
     4.1 Licensee agrees to issue to Licensor 15,000,000 shares of the Licensee's Series C preferred stock, par value $0.001 per share, on the Effective Date of this License Agreement in consideration of the License granted in Paragraph 2.1.

                                    ARTICLE V
                                    ---------
                                  IMPROVEMENTS
                                  ------------
     5.1 Licensor and Licensee agree that they shall keep each other mutually informed of any Improvements of which they become aware, whether they become aware of such Improvements through their own efforts or efforts of third parties. Licensor and Licensee shall inform one another of the nature and substance thereof within ninety (90) days following awareness of such Improvements.
     5.2 Licensor hereby grants Licensee an exclusive license throughout the Territory under any Improvements of which Licensor becomes the owner pursuant to this Article V without any additional cost, the obligation of payment as stated in Article IV shall be acknowledged as adequate consideration for the license of such Improvements.
     5.3 Licensor and Licensee agree to execute any documents or papers deemed necessary to effectuate the intent of this Article V and further to execute such documents or papers as may be necessary for the prosecution of any patents or applications for patents covering the Improvements. All expenses with respect to such assignments or patent applications shall be borne by the party making such request and prosecuting such application.

                                   ARTICLE VI
                                   ----------
                               DUTIES OF LICENSEE
                               ------------------
     6.1 Licensee agrees to use its best efforts to distribute and market the Licensed Product during the term of this License Agreement.

                                   ARTICLE VII
                                   -----------
                                 CONFIDENTIALITY
                                 ---------------
     7.1 Licensor and Licensee mutually agree to hold in confidence the Information disclosed by Licensor to Licensee pursuant to the perpetual exclusive License of Paragraph 2.1. Both parties further agree that disclosure of such Know-How and Information to third parties may be made only with the written consent of the party not making the disclosure. The provisions of this Paragraph 7.1 shall not be applicable with respect to Licensee as to such of the Know-How and Information as:
          (a) is, or shall have been in the possession of Licensee prior to the first disclosure by Licensor thereof to Licensee of any information regarding the Water Generation and Purification Technology;
          (b) is, or through no fault of Licensee becomes, published or otherwise available to others or the public under circumstances such that such others or the public may utilize the information without any direct or indirect obligation to Licensor, such as disclosure to the public through sale of Licensed Products to the public; and
          (c) is, or at any time may be, acquired by Licensee from any third party rightfully possessed of the information and having no direct or indirect obligation to Licensor with respect to the information. (Information defined in subparagraphs (a), (b) and (c) hereof shall be in the "public domain.")
     7.2 Licensor covenants and agrees that the Licensor will not engage in the business of selling Licensed Products, either on his own behalf, or as a partner, or as an employee, or as a consultant, in the United States, as long as this License Agreement is in effect.

                                  ARTICLE XIII
                                  ------------
                            DURATION AND REVOKABILITY
                            -------------------------
     8.1 This License Agreement shall be perpetual in duration. This License Agreement shall be irrevocable.

                                   ARTICLE IX
                                   ----------
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
     9.1 Licensor hereby represents and warrants to Licensee that Licensor owns and holds the exclusive right and title in and to the Licensed Product, subject to no restrictions or encumbrances of any kind. Licensor further represents and warrants that it has not heretofore made any license, commitment or agreement, nor will Licensor make any license, commitment or agreement for the term of this License Agreement, which is inconsistent with this License Agreement and the rights granted herein, and that it has full and complete power and authority to enter into and carry out its obligations under this License Agreement and under any documents which may be executed in connection herewith. Licensor agrees to indemnify and hold Licensee harmless from any liabilities, costs and expenses (including attorneys' fees and expenses), obligations and causes of action arising out of or related to any breach of the representations and warranties made by Licensor herein.
     9.2 Licensor hereby represents and warrants to Licensee that as a result of Licensor's actions, no other person, firm or corporation has any right, title or claim in or to the Patents, or the Know-How and Information, and Licensor owns and holds the exclusive right, title and interest in and to the Patents free of all liens, restrictions or encumbrances of any kind.
     9.3 Prior to the Effective Date hereof, Licensee is free, without recourse by Licensor, to enter into any contract or agreement as to any subject matter, including the subject matter of this License Agreement.

                                    ARTICLE X
                                    ---------
                                   ASSIGNMENT
                                   ----------
     10.1 Licensee shall have the right to assign this License Agreement or any interest herein or any right hereunder, to an affiliate, parent, subsidiary or related corporation upon thirty (30) days' prior written notice to Licensor.

                                   ARTICLE XI
                                   ----------
                                 APPLICABLE LAW
                                 --------------
     11.1 This License Agreement shall be construed, interpreted and applied in accordance with the laws of the State of Texas, without giving effect to the conflict of laws provisions thereof.

                                   ARTICLE XII
                                   -----------
                                     NOTICES
                                     -------
     12.1 All notices, demands, or other writings in this License Agreement provided to be given or made or sent, or which may be given or made or sent, by either party hereto to the other, shall be deemed to have been fully given or made or sent when made in writing and deposited in the United States mail, first class, postage prepaid, sent certified or registered mail, and addressed as follows:
     If  to  Licensor:
           Wataire  Industries  Inc.
           Suite  #  24-  3033
           King  George  Hwy,  White  Rock
           BC,  Canada  V4P  1B8
           Attn:  Phil  Fraser

     If  to  Licensee:
           International  Development  Corp.
           534  Delaware  Avenue,  Suite  412
           Buffalo,  New  York  14202
           Attn:  Betty-Ann  Harland
or at such other address as either party hereto may specify by notice given in accordance with this Paragraph 12.1.

                                  ARTICLE XIII
                                  ------------
                                     WAIVER
                                     ------
     13.1 Each party covenants and agrees that if the other party fails or neglects for any reason to take advantage of any of the terms hereof providing for the termination of this License Agreement or if, having the right to declare this License Agreement terminated, such other party shall fail to do, any such failure or neglect shall not be or be deemed or be construed to be a waiver of any cause for the termination of this License Agreement subsequently occurring, or as a waiver of any of the terms, covenants, or conditions of this License Agreement or of the performance thereof. None of the terms, covenants, or conditions of this License Agreement can be waived except by the written consent of the waiving party. Except as otherwise stated herein each of the parties hereby waives any claims which it might have against the other prior to the date of the execution of this agreement.

                                   ARTICLE XIV
                                   -----------
                               PRODUCTS LIABILITY
                               ------------------
     14.1 Licensee will carry products liability insurance in an amount commensurate with the risks connected with the distribution and sale of the Licensed Products. Such insurance will name Licensor as coinsured. Licensee agrees to indemnify and hold Licensor harmless against any and all claims, liabilities, losses, expenses, fees, including without limitation attorneys' fees, damages, including without limitation amounts of judgment and/or amounts paid in settlement, or costs (all of the foregoing being collectively called "Costs") incurred by it and arising out of or attributable to the distribution and sale of Licensed Products. Promptly after receipt of notice of the commencement of any action or assertion of any claim against Licensor in respect of which indemnification may be sought, Licensor shall notify Licensee in writing of the commencement of such action or assertion of such claim. Upon receipt of the notice of commencement of suit or assertion of such claim, Licensee shall notify Licensor within fifteen (15) days that Licensee shall appear and defend (including the sole authority to compromise and settle such claim; provided however, that such settlement or compromise does not affect in any way the activities or rights of Licensor) against any such suit or claim at Licensee's expense, with an attorney of its choice. In the event Licensee shall fail to give notice of and undertake to appear and defend within such fifteen
(15) day period, then it is hereby expressly agreed that the right to appear and defend by Licensee has been waived and Licensor shall proceed on its sole authority, at Licensee's expense.
     14.2 Licensor agrees to indemnify and hold Licensee harmless against any and all claims, liabilities, losses, expenses, fees, including without limitation attorneys' fees, damages, including without limitation amounts of judgments and/or amounts paid in settlement, or costs (all of the foregoing being collectively called "Costs") incurred by it and arising out of or attributable to the design of Licensed Products. Promptly after receipt of notice of the commencement of any action or assertion of any claim against Licensee in respect of which indemnification may be sought, Licensee shall notify Licensor in writing of the commencement of such action or assertion of such claim. Upon receipt of the notice of commencement of suit or assertion of such claim, Licensor shall notify Licensee within fifteen (15) days that Licensor shall appear and defend (including the sole authority to compromise and settle such claim; provided however, that such settlement or compromise does not affect in any way the activities or rights of Licensor) against any such suit or claim at Licensor's expense, with an attorney of its choice. In the event Licensor shall fail to give notice of and undertake to appear and defend within such fifteen (15) day period, then it is hereby expressly agreed that the right to appear and defend by Licensor has been waived and Licensee shall proceed on its sole authority at Licensor's expense.

                                   ARTICLE XV
                                   ----------
                                  MISCELLANEOUS
                                  -------------
     15.1  Scope  of  Agreement.  This  License Agreement constitutes the entire
           ------------------
agreement  between  the  parties  pertaining  to  the  subject  matter  hereof.
     15.2  Construction.  The  parties  acknowledge  that  each  party  and  its
           ------------
counsel have reviewed and revised this License Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this License Agreement or any amendments or exhibits hereto.
     15.3  Headings.  The  subject  headings  of  the paragraphs of this License
           --------
Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.
     15.4  Counterparts.  This  License  Agreement  may  be  executed  in one or
           ------------
more counterparts, and all so executed shall constitute one agreement, binding on both parties hereto notwithstanding that both parties are not signatory to the same counterpart.


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
     15.5  Severability.  If  any  part  or  parts of this License Agreement are
           ------------
found to be illegal or unenforceable, the remainder shall be considered severable, shall remain in full force and effect, and shall be enforceable.
     15.6  Further  Documents.  Each  of  the  parties  shall take all necessary
           ------------------
actions, including the execution and delivery of all necessary documents or instruments, as may be reasonably requested by the other party in order to effectuate the intent of this License Agreement.

                                   ARTICLE XVI
                                   -----------
                                  FORCE MAJEURE
                                  -------------
     16.1 Neither party hereto shall be liable to the other party for failure or delay in the performance of any duties or obligations hereunder or in making shipments of Licensed Products manufactured hereunder due to strikes, lockouts, acts of God, acts of war, fire, flood, explosions, embargo, litigation or labor disputes, Government or any other laws and regulations, or any other cause beyond the control and without the fault of such party.

     IN WITNESS WHEREOF, the parties hereto have executed this License Agreement in duplicate originals, individually, or by their duly authorized officers or representatives, as of the date first hereinabove written.


                                      WATAIRE INDUSTRIES, INC.



                                      By /s/ Phil Fraser
                                        ----------------------------------------
                                         Phil Fraser
                                         President



                                      INTERNATIONAL DEVELOPMENT CORP.



                                      By /s/ Betty-Ann Harland
                                        ----------------------------------------
                                         Betty-Ann Harland
                                         CEO


                                       11


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